SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 27, 1999
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                               CyPost Corporation
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            (Exact name of registrant as specified in its charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)

           Delaware                                       98-0178674
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 (State or other jurisdiction                            (IRS Employer
of incorporation or organization)                     Identification No.)

                 101-260 West Esplanade
             North Vancouver , British Columbia                  V7M3G7
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        (Address of Principal Executive Offices)               (Zip Code)

                                 (604) 904-4422
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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         (Former Name or Former Address, If Changed since Last Report.)

Item 2. Acquisition or Disposition of Assets.

      On October 27, 1999, the Registrant completed the acquisition of the assets of Connect Northwest Internet Services, LLC ("Connect Northwest") which was effectuated through an Asset Purchase Agreement dated as of October 12, 1999 between the Registrant, Connect Northwest, and the various members of Connect Northwest. Pursuant to this Asset Purchase Agreement, the Registrant acquired substantially all of the assets of Connect Northwest, a limited liability company chartered under the laws of the state of Washington.

      The vendors of the assets were unaffiliated third parties who had no prior relationship with either the Registrant, any affiliates of the Registrant, any director or officer of the Registrant, or any associate of such directors/officers and the purchase price was arrived at as the result of an arms-length negotiation. The purchase price consists of $USD 1,400,000 and consists of (i) a cash payment of $660,000, (ii) $660,000 payable in the form of the Registrant's stock (valued at $6.69 per share which was the closing market price on July 23, 1999), and (iii) certain specified, assumed liabilities. The cash payment and stock issuance portions of the purchase price were transferred at closing with the assumed liabilities to be discharged as they accrue.

      The funds used for the cash portion of the purchase price payments were obtained from debt financing previously extended to the Registrant by Blue Heron Venture Funds, Ltd.

Item 7. Financial Statements to be filed.

      The financial statements and pro forma financial information required to be filed under Item 7 shall be filed by amendment within sixty days of the date hereof.

      The Asset Purchase Agreement is a plan of acquisition required to be filed pursuant to Item 7 and Item 601 of Regulation and is appended hereto as Exhibit 2.

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CYPOST CORPORATION
                                          (Registrant)


Date: November 12, 1999                   By: /s/ Steven Berry
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                                              Steven Berry, CEO


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